UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 31, 2006

Wave Wireless Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-25356	77-0289371
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

255 Consumers Road, Suite 500, Toronto, Ontario		M2J 1R4
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	416-502-3200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02 Unregistered Sales of Equity Securities.

1) Note Exchange

On March 31, 2006, the holders of certain promissory notes of the Registrant, exchanged notes totalling $3,610,129, including accrued interest, for Series J Convertible Preferred Stock and Series J Warrants to purchase Common Stock of the Registrant (the "Note Exchange"). As a result of the Note Exchange, the Registrant issued 577.6055 shares of Series J Convertible Preferred Stock, and Series J Warrants, to purchase 17,328,164 shares of common stock. Each Series J Warrant is exercisable at an inital exercise price of $0.12 per share, and has a term of five years.

2) Issuance for Services Rendered

On March 31, 2006, the Registrant issued 42.7019 shares of Series J convertible preferred stock and 1,281,056 Series J warrants to Burnham Hill Partners, a division of Pali Capital, in consideration of services rendered in conjunction with the Registrant's merger with WaveRider Communications Inc.

No underwriters were involved in the transactions described above. The securities issued in connection with the above transactions were issued in private transactions, in reliance on an exemption from registration under Section 3(a)(9) and/or Section 4(2), as applicable, of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 of Regulation D promulgated thereunder. All of the securities issued by the Registrant in the transactions described above were acquired by accredited investors, for investment purposes only and not with a view toward the public distribution thereof. Each certificate representing the Series J Convertible Preferred Stock and Series J Warrants bears a legend indicating that such securities have not been registered under the Securities Act and that they are subject to specified restrictions on transferability. Each of the above transactions was conducted by the Registrant without any general solicitation or advertising.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 31, 2006, the Registrant filed with the Delaware Secretary of State, a Certificate of Designation of the Relative Rights and Preferences of the Series J Convertible Preferred Stock (the "Series J Certificate"), thereby creating out of the authorized shares of the preferred stock, par value $0.0001 per share (the "Preferred Stock"), of the Registrant, a series of Preferred Stock designated as the Series J Convertible Preferred Stock (the "Series J Preferred Stock"). The Series J Preferred Stock consists of 1,250 shares. The conversion price of the Series J Preferred Stock is $0.075 per share, subject to certain adjustments.

Rank: Upon the liquidation, dissolution or winding up of the affairs of the Registrant, the Series J Preferred Stock shall rank (a) prior to the Registrant's common stock, par value $.0001 per share (the "Common Stock"), Series A Junior Participating Preferred Stock, Series F Convertible Preferred Stock, Series I Convertible Preferred Stock, and all other classes and series of the Registrant's capital stock hereafter created that, by their terms, rank junior to the Series J Preferred Stock (the "Series J Junior Stock"); (b) pari passu with the Registrant’s Series G Convertible Preferred Stock, Series H Convertible Preferred Stock, and all classes and series of the Registrant's capital stock hereafter created that, by their terms, rank on parity with the Series J Preferred Stock (the "Series J Pari Passu Stock"); and (c) junior to the Registrant’s Series E Convertible Preferred Stock, and all other classes and series of the Registrant's capital stock hereafter created that, by their terms, rank senior to the Series J Preferred Stock (the "Series J Senior Stock"); provided, however, so long as at least Two Hundred (200) shares of the Series J Preferred Stock remain issued and outstanding, the Registrant shall not issue any Senior Stock that rank senior to the Series J Preferred Stock without the written consent of at least three-quarters (3/4) of the Series J Preferred Stock issued and outstanding. The Series J Preferred Stock shall be subordinate to and rank junior to all indebtedness of the Registrant now or hereafter outstanding.

Dividends: Whenever the Board of Directors declares a dividend on the Common Stock each holder of record of a share of Series J Preferred Stock, or any fraction of a share of Series J Preferred Stock, on the date set by the Board of Directors to determine the owners of the Common Stock of record entitled to receive such dividend (the "Record Date") shall be entitled to receive, out of any assets at the time legally available therefor, an amount equal to such dividend declared on one share of Common Stock multiplied by the number of shares of Common Stock into which such share, or such fraction of a share, of Series J Preferred Stock could be converted on the Record Date.

Voting Rights: The holders of the Series J Preferred Stock shall have the right to vote as a separate class, as set forth in the Series J Certificate. So long as any shares of the Series J Preferred Stock remain outstanding, the Registrant shall not, without the affirmative vote or consent of the holders of at least three-fourths (3/4) of the shares of the Series J Preferred Stock then outstanding, given in person or by proxy, either in writing or at a meeting, in which the holders of the Series J Preferred Stock vote separately as a class: (i) amend, alter or repeal the provisions of the Series J Preferred Stock so as to adversely affect any right, preference, privilege or voting power of the Series J Preferred Stock; or (ii) effect any distribution with respect to any Series J Junior Stock.

Except with respect to transactions upon which the Series J Preferred Stock shall be entitled to vote separately as a class, and except as otherwise required by the Delaware General Corporation Law, the Series J Preferred Stock shall not have any voting rights. The Common Stock into which the Series J Preferred Stock is convertible shall, upon issuance, have all of the same voting rights as any other shares of issued and outstanding Common Stock of the Registrant.

Liquidation Preference: In the event of the liquidation, dissolution or winding up of the affairs of the Registrant, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Registrant and after payment or provision for payment of all amounts due to the holders of Series J Senior Stock (if any), the holders of shares of the Series J Preferred Stock then outstanding shall be entitled to receive, out of the assets of the Registrant, whether such assets are capital or surplus of any nature, an amount equal to $7,500.00 per share (the "Series J Liquidation Preference Amount") of the Series J Preferred Stock before any payment shall be made or any assets distributed to the holders of any Series J Junior Stock. After payment of the full Series J Liquidation Preference Amount to which each holder is entitled, such holders of shares of Series J Preferred Stock will not be entitled to any further participation as such in any distribution of the assets of the Registrant.

Conversion: After issuance of the Series J Preferred Stock, the holders of Series J Preferred Stock may elect to convert their shares of Series J Preferred Stock into Common Stock of the Registrant. In the event that the number of shares of Common Stock beneficially owned by the holder amount to less than 9.99% of the shares of Common Stock outstanding at such time, and assuming the Registrant satisfies certain conditions, the Serie J Preferred Stock automatically converts into shares of Common Stock.

Item 8.01 Other Events.

Item 9.01 Financial Statements and Exhibits.

See Exhibit Index

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wave Wireless Corporation

April 6, 2006	By:	Charles Brown

Name: Charles Brown
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

4.1	Certificate of Designations of the Relative Rights and Preferences of the Series J Convertible Preferred Stock
10.1	Form of Series J Stock Purchase Warrant